Greenspring Fund, Inc.

Supplement dated May 25, 2023 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated May 1, 2023, as supplemented

At a meeting held on May 4, 2023, the Board of Directors of the Greenspring Fund, Inc. (the “Fund”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) with respect to the Fund. The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Cromwell Greenspring Mid Cap Fund (the “New Fund”), a newly-created series of Total Fund Solution, a Delaware statutory trust. The Board of Trustees of Total Fund Solution approved the Plan of Reorganization on May 18, 2023.

A combined proxy statement/prospectus (the “Proxy Statement”) seeking Fund shareholder approval for the Reorganization and containing more information regarding the Reorganization will be filed with the Securities and Exchange Commission. Additionally, a notice of a special meeting of shareholders and the Proxy Statement will be sent to Fund shareholders in the near future. The special meeting of shareholders is expected to occur on or about July 24, 2023 at which shareholders of record as of June 16, 2023 will be asked to vote on the proposal to approve the Reorganization. If the Plan of Reorganization is approved by Fund shareholders, shareholders of the Fund will receive Institutional Class shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. The New Fund's management fee and operating expense ratio will remain the same as the Fund. However, Corbyn Investment Management, Inc. (“Corbyn”), the Fund’s current investment adviser, believes that the operational efficiencies anticipated as a result of the Reorganization may lead to a decrease in the New Fund’s operating expense ratio over time.

Prior to the Reorganization, which is expected to occur on or about July 28, 2023, Corbyn will continue to manage the Fund in the ordinary course. After the Reorganization, Cromwell Investment Advisors, LLC (“Cromwell”) will serve as investment adviser for the New Fund and Corbyn will serve as the investment sub-adviser for the New Fund. Charles vK. Carlson and Michael Goodman, the current portfolio managers for the Fund, will also be the portfolio managers of the New Fund and will continue to be responsible for the day-to-day management of the New Fund’s portfolio. The New Fund will have similar, but not identical, investment objectives and principal investment strategies as the Fund. Unlike the Fund, the New Fund does not have (1) a secondary investment objective of obtaining income, and (2) a principal investment strategy of investing in fixed income securities. A comparison of the investment objective, policies and strategies of the Fund and the New Fund will be provided in the Proxy Statement. Cromwell and Corbyn have agreed to assume all of the costs of the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund.

Please retain this Supplement for future reference.